UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2024

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the Stalking Horse Asset Purchase Agreement (as defined below) is incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership

Chapter 11 Filing

On December 16, 2024 (the “Petition Date”), Akoustis Technologies, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) each filed a voluntary petition for relief (collectively, the “Bankruptcy Petitions”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such chapter 11 cases, the “Cases”). The Debtors have filed a motion with the Court seeking joint administration of the Cases under the caption In re Akoustis Technologies, Inc., et al. The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed various “first day” motions with the Bankruptcy Court requesting customary relief, including authority to continue using existing bank accounts and to pay employee wages and benefits, that will enable the Debtors to transition into chapter 11 protection without material disruption to their ordinary course operations. The Company has engaged Raymond James & Associates, Inc. (“Raymond James”) to advise on its strategic options, including the process to sell its assets in connection with the Cases.

Asset Purchase Agreement

On December 15, 2024, prior to the filing of the Bankruptcy Petitions, the Company and Gordon Brothers Commercial & Industrial, LLC (“Gordon Brothers”) agreed to the form of a “stalking horse” asset purchase agreement (the “Stalking Horse Asset Purchase Agreement”) under which an affiliate of Gordon Brothers would purchase substantially all of the Debtors’ tool and tool-related equipment, all machinery and equipment, material handling, IT equipment, spare parts, shop equipment, manufacturing supplies, furniture, fixtures, scrap materials and mechanical equipment (the “Purchased Assets” and such transaction, the “Sale Transaction”). The purchase price for the Purchased Assets will be $10.0 million, subject to certain deductions (the “Initial Purchase Price”). In the event that the closing occurs more than 52 days after the Petition Date, the Initial Purchase Price will be reduced to $7.0 million plus a percentage of certain proceeds received by Gordon Brothers in connection with any subsequent sale of the Purchased Assets. The Sale Transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Court and compliance with agreed-upon and Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions (the “363 Sale Process”). In accordance with the 363 Sale Process, notice of the proposed sale to Gordon Brothers will be given to third parties and competing bids will be solicited by Raymond James. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and as overseen by the Court.

The Stalking Horse Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the Stalking Horse Asset Purchase Agreement, including achievement of certain milestones by the Company related to the Cases and the 363 Sale Process on a timely basis; and (iii) Gordon Brothers having completed an inspection of the Purchased Assets.

The Stalking Horse Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by Gordon Brothers if (a) the Debtors withdraw the Sale Motion (as defined in the Stalking Horse Asset Purchase Agreement) or the Sale Motion is denied, (b) the Debtors move to voluntarily dismiss the Cases or the Court otherwise orders, (c) the Debtors move for conversion of the Cases to chapter 7 of the Bankruptcy Code or the Court otherwise orders, (d) the Debtors move for appointment of an examiner with expanded powers or a trustee in the Cases or the Court otherwise orders, (e) Gordon Brothers is not selected as the successful bidder or the backup bidder at the conclusion of the auction contemplated by the 363 Sale Process, (f) the Bidding Procedures Order (as defined in the Stalking Horse Asset Purchase Agreement) is not entered within 28 days after the Petition Date, unless otherwise agreed by the Debtors, or (g) the Sale Order is not entered within 108 days after the Petition Date, unless otherwise agreed by the Debtors, or (iii) by either party, (a) for certain material breaches by the other party of its representations and warranties or covenants that remain uncured, (b) if the closing has not occurred on or prior to the date 113 days after the Petition Date, (c) any governmental authority of competent jurisdiction issues an order, enacts any law, or takes any other action restraining, enjoining, or otherwise prohibiting the Sale Transaction, (d) the Court rules that it does not approve the Stalking Horse Asset Purchase Agreement for any reason, or (e) if the Debtors consummate an Alternative Transaction (as defined in the Stalking Horse Asset Purchase Agreement).

The Stalking Horse Asset Purchase Agreement remains subject to approval by the Court and the description above is qualified in its entirety by reference to the Stalking Horse Asset Purchase Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1, and which is hereby incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default under the indenture (the “Indenture”), dated June 9, 2022, among the Company, Akoustis, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), governing the Company’s 6.0% Convertible Senior Notes due 2027 (the “Convertible Notes”). As of December 16, 2024, the aggregate, principal amount of outstanding Convertible Notes was $44,000,000. Pursuant to the Indenture, upon the occurrence of this event of default, all of the outstanding Convertible Notes became due and payable immediately without further action or notice.

The filing of the Bankruptcy Petitions described in Item 1.03 above also constitutes an event of default under the Secured Promissory Note, dated January 1, 2023, issued by Akoustis, Inc. to Joseph Collins (the “Holder”) in connection with the Company’s acquisition of Grinding and Dicing Services, Inc. (the “Secured Note”). Pursuant to the Secured Note, upon the occurrence of this event of default, the entire unpaid balance due under the Secured Note became due and payable immediately.

Any efforts to enforce payment obligations under the Indenture or the Secured Note are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Convertible Notes and the Secured Note are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure

Press Release

On December 16, 2024, the Company issued a press release announcing the filing of the Bankruptcy Petitions and the Stalking Horse Asset Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

Annual Meeting

The Company previously disclosed that it intended to hold its previously adjourned 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on January 9, 2025. In consideration of the Cases, the Company has determined to cancel the 2024 Annual Meeting, with a new date for such meeting to be set at a later date, as necessary.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s security holders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected proceeds of the sale of its assets and the amount of the liabilities owed to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about the Company’s plans to pursue a sale of the business or assets pursuant to chapter 11 of the Bankruptcy Code and the timing and structure of any such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Cases; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; expectations regarding proceeds of the sale of the Company’s assets and the amount of distributions to the Company’s security holders and creditors; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as: “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. These risks and uncertainties include any adverse outcomes of any motions or appeals against the Company, and other risks and uncertainties, including those more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and subsequent Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the Sale Transaction; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Asset Purchase Agreement, dated December 15, 2024, by and among Gordon Brothers Commercial & Industrial, LLC, Akoustis Technologies, Inc., Akoustis, Inc., Grinding and Dicing Services, Inc., and RFM Integrated Device Inc.
99.1	Press Release, dated December 16, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: December 16, 2024	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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